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                                                                  Exhibit 10.7.3

                  SECOND AMENDMENT TO STOCK RIGHTS AGREEMENT

          THIS SECOND AMENDMENT TO STOCK RIGHTS AGREEMENT (this "Amendment") is made as of this 4th day of February 2000 by and among Timothy J. Bancroft (the "Stockholder"), PaeTec Corp., a Delaware corporation (the "Company"), PaeTec Communications, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (the "Subsidiary"), and Arunas A. Chesonis ("Mr. Chesonis").

                                    RECITALS
                                    --------

          A. The Company, the Subsidiary, the Stockholder and Mr. Chesonis are parties to a Stock Rights Agreement dated as of August 30, 1998 (the "Stock Rights Agreement") and amended as of September 30, 1998 ("Amendment No. 1").

          B. The Board of Directors of the Company has authorized the issuance and sale (the "Series A Preferred Stock Placement") of 134,000 shares of a new series of preferred stock of the Company, designated the Series A Convertible Preferred Stock, to the purchasers (the "Purchasers") listed on the Schedule of Purchasers to, and pursuant to the terms and conditions of, an Equity Purchase Agreement (the "Purchase Agreement").

          C. As a condition to the consummation of the Series A Preferred Stock Placement, the Purchasers have required that the Company, the Subsidiary, the Stockholder and Mr. Chesonis further amend the Stock Rights Agreement (i) to provide that all Class B Shares (as defined in the Stock Rights Agreement) shall automatically convert into shares of Class A common stock, par value $0.01 per share ("Class A Common Stock"), of the Company in specified circumstances and
(ii) to clarify that to the extent any securities are required to be excluded from a registration pursuant to the "cut-back" provisions of the piggyback registration rights granted to the Stockholder pursuant to the Stock Rights Agreement, the securities to be included in such registration shall be determined on a pro rata basis among the holders of shares participating in the
                --- ----
offering pursuant to registration rights granted by the Company, based on the number of shares of common stock requested to be included by each such holder in such registration.

          D. The parties to the Stock Rights Agreement desire to amend the Stock Rights Agreement to induce the Purchasers to consummate of the Series A Preferred Stock Placement.
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                                   AGREEMENT
                                   ---------

          1.  Defined Terms.  All capitalized terms used in this Amendment
              -------------
without definition shall have the meanings given to such terms in the Stock Rights Agreement, as amended.

          2.  Automatic Conversion of Class B Shares.  Notwithstanding
              --------------------------------------
anything in the Stock Rights Agreement or Amendment No. 1 to the contrary, the parties agree that, as provided in the Company's certificate of incorporation as amended in connection with the Series A Preferred Stock Placement (the "Restated Certificate of Incorporation"), each Class B Share subject to the Stock Rights Agreement (as amended) shall automatically convert into one share of Class A Common Stock upon the date (the "Termination Date") that the Stockholder ceases to be employed by the Company or any subsidiary thereof unless, at the Termination Date, Mr. Chesonis shall (i) be the Chairman of the Board or Chief Executive Officer of the Company, (ii) be the beneficial owner of shares of Class B common stock of the Company and (iii) have the power pursuant to a proxy to vote the Class B Shares on all matters on which such Class B Shares are entitled to vote, provided Mr. Chesonis personally exercises such power and does not delegate the exercise thereof to any other person. If subsequent to the Termination Date, any condition specified in clause (i), (ii) or (iii) in the preceding sentence shall cease to be in effect, each Class B Share shall immediately be converted into one share of Class A Common Stock. All other terms and conditions of the Stock Rights Agreement, as amended, shall continue to apply to such shares of Class A Common Stock upon such conversion. In the event of any conflict between the provisions of this Section 2 and the provisions of Article V of the Restated Certificate of Incorporation with respect to such mandatory conversion, which shall include, without limitation, any additional mandatory conversion events specified in such Article V, the provisions of Article V of the Restated Certificate of Incorporation shall control.

          3.  Amendment of Section 6(b).  The fourth and fifth sentences of
              -------------------------
Section 10(b) of the Stock Rights Agreement are hereby deleted and replaced and superseded in their entirety with the following sentence:

     "Notwithstanding any other provision of this Section 6, if the managing underwriter advises in writing the Company and the Stockholder that marketing factors require a limitation of the number of shares of common stock to be underwritten and sold in such offering, the managing underwriter may exclude some or all of the shares of common stock to be sold in such offering from such registration, and the shares to be included in such registration shall be allocated pro rata among the holders of
                                             --- ----
     shares participating in the offering pursuant to registration rights granted by the Company (including demand and piggyback registration rights), based on the number of shares of

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     common stock requested to be included by each holder in such registration."

          4.  Binding Effect.  This Amendment shall be binding upon and inure to
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the benefit of the parties hereto and their heirs, executors, administrators, successors and assigns.

          5.  Governing Law.  This Amendment shall be governed by, and construed
              -------------
and enforced in accordance with, the laws of the State of New York, except that if any provision of this Amendment or any part of any such provision would be illegal, invalid or enforceable under such laws in connection with a suit or proceeding validly instituted in another jurisdiction, then the laws of such other jurisdiction shall govern insofar as is necessary to sustain the legality, validity or enforceability of such provision or any part of such provision.

          6.  Captions.  Captions to the Sections in this Amendment are for the
              --------
convenience of the parties only and shall not affect the meaning or interpretation of this Amendment.

          7.  Enforceability and Interpretation.  It is the intention of the
              ---------------------------------
parties to this Amendment that the terms and provisions contained in this Amendment shall be enforceable to the fullest extent permitted by law. If any term or provision of this Amendment or the application thereof to any Person or circumstance is construed to be illegal, invalid or unenforceable, in whole or in part, then such term or provision shall be construed in such a manner as to permit its enforceability under applicable law to the fullest extent permitted by such law. In any case, the remaining terms and provisions of this Amendment or the application thereof to any Person or circumstance, except those terms and provisions which have been held illegal, invalid or unenforceable, shall remain in full force and effect.

          8.  Counterparts.  This Amendment may be executed in one or more
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          9.  Additional Documents.  Each party hereto agrees to execute any and
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all documents, instruments, certificates and communications deemed to be necessary or advisable by the Company to effectuate the purposes of this Amendment.

                           [signature page follows]

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          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment with full force and effect as of the day and year first written above.

                            PAETEC CORP.


                            By:   /s/ Aruna A. Chesonis
                                 --------------------------------
                            Its:   CEO, Chairman and President
                                 --------------------------------


                            PAETEC COMMUNICATIONS, INC.

                            By:   /s/ Aruna A. Chesonis
                                 --------------------------------
                            Its:   CEO, Chairman and President
                                 --------------------------------


                              /s/ Aruna A. Chesonis
                            -------------------------------------
                            Arunas A. Chesonis

                              /s/ Timothy J. Bancroft
                            -------------------------------------
                            Timothy J. Bancroft

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